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                                                                    EXHIBIT 10.4

PURSUANT TO CALIFORNIA GOVERNMENT CODE SECTION 6254(q) WHICH REQUIRES PROVIDER CONTRACTS ENTERED INTO BY THE CALIFORNIA MEDICAL ASSISTANCE COMMISSION TO REMAIN CONFIDENTIAL FOR ONE YEAR AND FOR RATE TERMS TO REMAIN CONFIDENTIAL FOR FOUR YEARS, CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE BULK OF THIS DOCUMENT.

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STATE OF CALIFORNIA
STANDARD AGREEMENT AMENDMENT
STD 213 A(DHS Rev 7/04)

[X]  CHECK HERE IF ADDITIONAL PAGES ARE ADDED 17 PAGES            AGREEMENT NUMBER   AMENDMENT NUMBER
                                                                  05-45908           A-02

                                                                  REGISTRATION NUMBER: ______________

1.   This Agreement is entered into between the State Agency and Contractor named below:

     STATE AGENCY'S NAME                                (Also referred to as CDHS, DHS, or the State)

     California Department of Health Services

     CONTRACTOR'S NAME                                               (Also referred to as Contractor)

     Molina Healthcare of California Partner Plan, Inc.

2.   The term of this

     Agreement is June 30, 2005 through December 31, 2007

3.   The maximum amount of this Agreement is: Seventy Three Million, Thirty-three Thousand
     Dollars $73,033,000

4.   The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

     1)   Amendment effective date: December 7, 2006

     2)   Purpose of amendment: To extend the Contract through December 31, 2007; to remove some aid codes; to amend the Non-Contracting Emergency Service Providers language; to remove
          Medicare Part D as a Covered Service; to amend the Alcohol and Substance Abuse Treatment
          Services language and to add its related Attachment 10-C; to add the Erectile Dysfunction language and to add its related Attachment 10-D; to amend Attachment 10-B; to amend the
          Grievance language; to amend the enrollment capacity; to add the Confidential Contract
          Terms language; to add the Federal False Claim Act Compliance language; and to adjust rates and the encumbrances/amounts payable accordingly.

     3)   EXHIBIT A, ATTACHMENT 8 PROVIDER COMPENSATION ARRANGEMENTS, SECTION 13 NON-CONTRACTING
          EMERGENCY SERVICE PROVIDERS, IS AMENDED TO READ:

                                                                             (Continued on next page)

     All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN EXECUTED BY THE PARTIES HERETO.

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                             CONTRACTOR                                          CALIFORNIA
                                                                       DEPARTMENT OF GENERAL SERVICES
CONTRACTOR'S NAME (If other than an individual, state whether a                   USE ONLY
corporation, partnership, etc.)

MOLINA HEALTHCARE OF CALIFORNIA PARTNER PLAN, INC.

BY (Authorized Signature)                  DATE SIGNED (Do not type)
                                           12/9/06

/s/ Stephen T. O'Dell
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PRINTED NAME AND TITLE OF PERSON SIGNING

Stephen T. O'Dell, President

ADDRESS

One Golden Shore Drive
Long Beach, CA 90802

                         STATE OF CALIFORNIA

AGENCY NAME

California Department of Health Services

BY (Authorized Signature)                  DATE SIGNED (Do not type)
                                           2/6/07

/s/ Stan Rosenstein
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PRINTED NAME AND TITLE OF PERSON SIGNING

Stan Rosenstein, Deputy Director, Medical Care Services                Exempt per:
                                                                       [ ] Welfare and Institutions
ADDRESS                                                                    Code section 14087.55(c)

1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413                 [X] Welfare and Institutions
Sacramento, CA 95899-7413                                                  Code section 14089.8(b)
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